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EXHIBIT 10.3

AMENDMENT NUMBER THREE TO
THE COCA-COLA COMPANY
SUPPLEMENTAL BENEFIT PLAN

        THIS AMENDMENT to The Coca-Cola Company Supplemental Benefit Plan (the "Plan") is adopted by The Coca-Cola Company Benefits Committee (the "Committee").

W I T N E S S E T H:

        WHEREAS, Section 6.4 of the Plan provides that the Committee may amend the Plan at any time; and

        WHEREAS, the Committee wishes to amend the Plan.

        NOW, THEREFORE, the Committee hereby amends the Plan as follows, effective as of January 1, 2004:

          1.     The definition of "Committee" shall be restated in its entirety to read as follows:

            "Committee" shall mean The Coca-Cola Company Benefits Committee appointed by the Senior Vice President, Human Resources (or the most senior Human Resources officer of the Company), to administer the Plan as provided in Article V."

          2.     Section 4.2 shall be restated in its entirety to read as follows:

            The Supplemental Thrift Benefit shall be fully vested and nonforfeitable.

          3.     Section 5.1(a) shall be restated in its entirety to read as follows:

      "(a)
      The Committee shall consist of not less than five members, who may or may not be officers or employees of the Company or a Participating Subsidiary. Each Committee member shall be appointed by and serve at the pleasure of the Company's Vice President of Human Resources (or the most senior Human Resources officer of the Company) (VPHR)."

          4.     Appendix A shall be amended by restating it in its entirety substantially in the form attached hereto as reference.

        IN WITNESS WHEREOF, the Committee has adopted this Amendment Number Three on the date shown below, but effective as of the dates indicated above.

The Coca-Cola Company Benefits Committee
By:	/s/ BARBARA S. GILBREATH
Date: 4/14/2004

APPENDIX A
PARTICIPATING SUBSIDIARIES

The Coca-Cola Export Corporation
Refreshment Products Services, Inc.
Soft Drinks International, Inc.
Rocketcash LLC
Caribbean International Sales Corporation, Inc.

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AMENDMENT NUMBER THREE TO THE COCA-COLA COMPANY SUPPLEMENTAL BENEFIT PLAN